EXHIBIT 10.32

                                      ELXSI
                              3600 Rio Vista Avenue
                                     Suite A
                             Orlando, Florida 32805

                                                                   June 25, 1999
Cadmus Corporation
3600 Rio Vista Avenue
Suite A
Orlando, Florida  32805

              $2,000,000 SECURED PROMISSORY NOTE DUE JUNE 30, 1999

Dear Sirs:

     Reference is made to that certain $2,000,000 Secured Promissory Note, dated June 30, 1997 (the "Cadmus->ELXSI Note"), of Cadmus Corporation, a Massachusetts corporation ("Cadmus"), payable to the undersigned ELXSI, a California corporation ("ELXSI"). The Cadmus->ELXSI Note matures on June 30, 1999 and provides for interest payable at an annual rate of 15%.

     1. EXTENSION. ELXSI hereby agrees that the "Maturity Date" under (and as defined in) the Cadmus->ELXSI Note is hereby extended by two years, to June ___, 2001. The foregoing shall for all purposes be effective as an amendment of the Cadmus->ELXSI Note. Accordingly, in the event that ELXSI wishes to assign or otherwise transfer the Cadmus->ELXSI Note to any third party, ELXSI shall advise such third party of such amendment, and/or take such other reasonable actions, as may be reasonably necessary, in order to render such amendment binding and effective on such third party.

     2. FURTHER ASSURANCES. From time to time after the date hereof, as and when requested by either party hereto, the other party hereto shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as such requesting party may reasonably deem necessary or desirable in order to further effect or evidence the transactions contemplated hereby or to otherwise carry out the intent and purposes of this agreement.

     3. GOVERNING LAW. This agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York.

     Kindly indicate your acceptance of the foregoing by executing a counterpart of this letter in the space provided, whereupon it shall become a binding agreement between us.

                                      Very truly yours,

                                      ELXSI


                                      By:/s/ DAVID M. DOOLITTLE
                                         ----------------------
                                         David M. Doolittle
                                         Vice President


ACCEPTED AND AGREED TO,
as of the date first above written:

CADMUS CORPORATION


By:/s/ ALEXANDER M. MILLEY
   -----------------------
   Alexander M. Milley
   President